                                                                     Exhibit 3.6

                               State of California
                                    [GRAPHIC]

                               SECRETARY OF STATE

                              CERTIFICATE OF FILING

I, KEVIN SHELLEY, Secretary of State of the State of California, hereby certify:

That on the 12th day of November, 1981, BACKGROUND MUSIC BROADCASTERS, INC. became incorporated under the laws of the State of California by filing its Articles of Incorporation in this office and that said Articles of Incorporation were duly recorded.

Further, that said Articles of Incorporation constitutes the only document on file in this office, that no documents amendatory and/or supplementary thereto (including Agreements of Merger, Restated Articles of Incorporation and Certificates of Determination of Preferences) have been filed to date.

                                      IN WITNESS WHEREOF, I execute this
                                         certificate and affix the Great Seal
                                         of the State of California this day
                                         of April 30, 2003.
[SEAL]


                                      /s/ Kevin Shelley
                                      ------------------------------------------
                                      KEVIN SHELLEY
                                      Secretary of State

                               State of California
                                    [GRAPHIC]

                                                                          [SEAL]

                               SECRETARY OF STATE

     I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 2 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                      IN WITNESS WHEREOF, I execute this
                                         certificate and affix the Great Seal of
                                         the State of California this day of
                                         APR 30 2003
[SEAL]


                                      /s/ Kevin Shelley
                                      ------------------------------------------
                                      KEVIN SHELLEY
                                      Secretary of State

                                                          FILED
                                         In the office of the Secretary of State
                                                of the State of California
                                                       NOV 12 1981
                                            MARCH ____ EU, Secretary of State


                                         By /s/ Leslie Glenn
                                            ------------------------------------
                                                 Deputy

                            ARTICLES OF INCORPORATION

                                       OF

                       BACKGROUND MUSIC BROADCASTERS, INC.

                                        I

                                      NAME

     The name of the corporation is BACKGROUND MUSIC BROADCASTERS, INC.

                                       II

                               PURPOSES AND POWERS

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporation Code.

                                       III

               CORPORATION'S INITIAL AGENT FOR SERVICE OF PROCESS

     The name and address in the State of California of this corporation's initial agent for service of process is:

                                      STEPHEN F. JONES
                                      1608 Palmyrita Avenue
                                      Riverside, California 92507

                                       IV

                                      STOCK

     This corporation is authorized to issue only one class of stock, and the total number of shares which this corporation is authorized to issue is 10,000 shares.

                                    EXECUTION

     In witness whereof the undersigned, who is the incorporater of this corporation, has executed these Articles of Incorporation on November 9, 1981.


                                      /s/ Stephen F. Jones
                                      ------------------------------------------
                                      STEPHEN F. JONES

                                   DECLARATION

     The undersigned declares:

     1. I am the person whose name is subscribed below.

     2. I am the incorporater of BACKGROUND MUSIC BROADCASTERS, INC., and have executed the foregoing Articles of Incorporation.

     3. The foregoing Articles of Incorporation is my act and deed.

     4. Executed on November 9, 1981, at Riverside, California.


                                      /s/ Stephen F. Jones
                                      ------------------------------------------
                                      STEPHEN F. JONES

                                                                          [SEAL]